Exhibit 99.1

Intrinsic Medicine and Phoenix Biotech Acquisition Corp. Announce Merger Agreement to Create Public Company Leveraging Human Milk Biology to Treat Gut-Brain Axis Disorders

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Intrinsic’s pipeline consists of drug candidates based on human milk oligosaccharides (HMOs), which are bioactive small molecules that naturally occur in human milk, with the potential to transform the treatment of Gut-Brain Axis and inflammatory disorders through multiple mechanisms of action, including modulation of the gut microbiome and immune system

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Anticipated cash resources will fund a Phase 2b clinical trial of Intrinsic’s lead, HMO-based drug candidate, OM002 (2’-fucosyllactose, or 2’FL), in over 400 patients with the constipation dominant form of irritable bowel syndrome (IBS-C)—estimated to affect ~5.0 million patients in the United States alone—and advance Intrinsic’s pipeline of drug candidates through additional clinical and regulatory milestones

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The transaction reflects a pre-money equity value of $136 million for Intrinsic Medicine and is expected to provide up to $178.8 million held in trust, assuming no redemptions by current Phoenix stockholders and no additional capital raised

•	Business combination expected to be completed in the first half of 2023, with the combined company to be listed on Nasdaq under the ticker “INRX”

Seattle, WA, October 31, 2022 (GLOBE NEWSWIRE) — Intrinsic Medicine, Inc. (Intrinsic), a therapeutics company leveraging human milk biology to transform Gut-Brain Axis (GBA) and inflammatory disorders, and Phoenix Biotech Acquisition Corp. (NASDAQ:PBAX) (PBAX), a special purpose acquisition company formed for the purpose of acquiring or merging with one or more businesses, today announced they have entered into a definitive business combination agreement. Upon closing of the transaction, anticipated to occur in the first half of 2023, the combined company will be named Intrinsic Medicine, Inc. and will be led by Intrinsic’s founding executives, Alexander Martinez, its CEO, and Jason Ferrone, its President and COO, each of whom will continue in their roles and serve on the combined company’s board. The combined company’s common stock is expected to be listed on the Nasdaq Capital Market under the ticker symbol “INRX”.

“This milestone marks an important moment for Intrinsic. With this commitment from PBAX, we will challenge the status quo to deliver a differentiated class of microbiome and immune-modulating medicines with the potential to provide true relief to individuals suffering from GBA disorders,” said Alexander Martinez, CEO of Intrinsic. “Today, we are seeing patients and physicians speak out about the need for better GBA treatments and we believe Intrinsic is developing the right medicines, for the right indications, at the right time. We are thrilled to be selected by the management and board of PBAX, whose members include veteran life-science venture capitalists, and are eager to take this next step with them.”

“After evaluating nearly 100 biotech companies, Intrinsic emerged as the standout choice for our business combination,” stated Chris Ehrlich, CEO and director of PBAX. “Intrinsic has the opportunity to demonstrate the potential benefits of its platform for patients living with GBA disorders with the near-term initiation of their Phase 2b clinical trial for IBS-C. We are confident that the highly experienced management team, with proven abilities to rapidly advance their unique pipeline of potentially transformative HMO-based medicines and accomplish important business initiatives with capital efficiency, are prepared to lead Intrinsic as a public company.”

“Our planned placebo-controlled Phase 2b clinical study of OM002 in IBS-C will be the first of its kind to evaluate the safety and efficacy of an HMO-based medicine in patients living with a GBA disorder,” said Jason Ferrone, President and COO of Intrinsic. “We anticipate disclosing top-line data from the study in the first half of 2024, which we expect will build on existing clinical, preclinical and toxicology data supporting the bioactivity, safety and tolerability of HMOs and validate the therapeutic use of these compounds,” Mr. Ferrone continued.

HMOs are the third most abundant solid component of human milk and have been shown to exert beneficial effects through multiple mechanisms of action, including by beneficially shifting the composition of the gut microbiome, increasing the microbiome’s production of beneficial metabolites, and directly modulating the immune system. Because HMOs have been selected and conserved over millions of years of mammalian evolution, with human beings exposed before birth and during early life development, HMO-based drugs have the potential for a favorable toxicity and tolerability profile in the therapeutic context, making them a potentially promising treatment option for expanded patient populations compared to drugs with significant side effects or toxicities.

Intrinsic’s pipeline consists of synthetic biology-produced HMO drug candidates based on some of the most abundant and well-characterized HMOs, including OM001 (3’sialyllactose, or 3’SL), OM002, and OM003 (6’-sialyllactose, or 6’SL), which it believes have the potential to treat GBA and certain inflammatory disorders, including irritable bowel syndrome (IBS), inflammatory bowel diseases, rheumatoid arthritis, oligoarticular juvenile idiopathic arthritis, atopic dermatitis, and autism spectrum disorder. Intrinsic selected these drug candidates based on its assessment of their probability of success in the clinic, considering published third-party clinical, preclinical and toxicology data indicating these HMO compounds have the potential for disease-modifying bioactivity combined with a low risk of dose-limiting toxicity. Intrinsic also considered commercial and practical factors such as market size, competitive landscape, and availability and scalability of clinical supply in the selection and prioritization of its drug candidates. Intrinsic’s drug candidates are protected by a patent portfolio consisting of a combination of issued and allowed patents and pending patent applications covering therapeutic and human health supporting methods of use that are owned or exclusively licensed to the company from third parties.

In particular, third-party published data on 2’FL, which reports both preclinical and exploratory clinical data in infants, healthy volunteers and IBS patients, supports Intrinsic’s therapeutic rationale for the clinical development of OM002 as a potential new medicine for the treatment of both IBS-C and the diarrhea predominant form of IBS (IBS-D). This includes a recent open-label study of a 2’FL-dominant HMO mixture in over 300 patients representing all subtypes of IBS that reported clinically significant improvements in IBS symptom scores of abdominal pain, bloating and stool consistency. As a result, Intrinsic believes OM002 has the potential to be the first drug, if approved, capable of treating both IBS-C and IBS-D, estimated to afflict over 10 million patients in the United States, alone.

The resources of the combined company are expected to provide Intrinsic with the capital to advance OM002, its lead compound, and additional pipeline assets into development with several near-term milestones, including the following:

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Initiate a Phase 2b clinical study under an approved protocol in Australia using FDA-recommended primary endpoints to test OM002 in over 400 patients with IBS-C, with topline data expected in the first half of 2024.

•	Initiate and complete confirmatory chronic toxicology studies to support future pivotal trials for OM002.

•	Support the advancement of OM001 into the clinic for its initial indication.

Key Transaction Terms

Upon the closing of the business combination, and assuming no redemptions of shares of PBAX by its public stockholders, Intrinsic would expect to receive up to $178.8 million of cash held in trust. The business combination reflects a pre-money equity value of $136 million for Intrinsic.

The boards of directors of both Intrinsic and PBAX have unanimously approved the proposed transaction with expected completion in the first half of 2023. The closing of the transaction is subject to approval of PBAX shareholders and the satisfaction, or waiver of, certain other customary closing conditions.

In connection with the business combination, the parties intend to seek to secure additional financing via a private placement or otherwise that, if obtained, would result in additional cash proceeds to the combined company in addition to the cash held in the trust account of PBAX (less any redemptions).

Additional information about the transaction will be provided in a Current Report on Form 8-K to be filed by PBAX with the Securities and Exchange Commission (SEC) and will be available on the SEC’s website at www.sec.gov. In addition, PBAX intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus, and will file other documents regarding the proposed transaction with the SEC.

Advisors

Spartan Capital Securities LLC is acting as lead placement agent to PBAX. Revere Securities LLC is acting as capital markets advisor to Intrinsic. Ropes & Gray LLP is acting as legal counsel to Intrinsic. Cohen and Company Capital Markets, a Division of J.V.B. Financial Group, LLC is acting as the financial advisor to PBAX. Goodwin Procter LLP is serving as legal counsel to PBAX.

About Intrinsic Medicine, Inc.

Intrinsic Medicine, Inc. is a preclinical-stage therapeutics company leveraging synthetic biology-manufactured human milk oligosaccharides (HMOs), as new medicines to treat large patient populations underserved by current treatment options. In the first half of 2023, Intrinsic plans to initiate a Phase 2 clinical trial under an approved protocol in Australia using FDA recommended primary end points to test its lead drug candidate in over 400 patients with the constipation dominant form of irritable bowel syndrome (IBS), which is estimated to affect approximately five million patients in the United States alone. For more information about Intrinsic, visit www.intrinsicmedicine.com and connect with us on Twitter and LinkedIn.

About Phoenix Biotech Acquisition Corp.

Phoenix Biotech Acquisition Corp. (NASDAQ: PBAX) is a blank-check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. For more information about PBAX, visit www.phoenixbiotechacquisitioncorp.com.

Additional Information about the Business Combination and Where to Find It

This press release relates to the proposed business combination by and between PBAX, Intrinsic and OM Merger Sub, Inc., a wholly-owned subsidiary of PBAX (Merger Sub). In connection with the proposed business combination, PBAX intends to file with the Securities and Exchange Commission (SEC) a Registration Statement on Form S-4 (Registration Statement), which will include a preliminary proxy statement and a preliminary prospectus relating to the shares of PBAX common stock to be issued in connection with the proposed business combination. This press release is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that PBAX has filed or will file with the SEC or send to its stockholders in connection with the proposed business combination. This document does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis for any investment decision or any other decision in respect of the proposed business combination.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, PBAX’S STOCKHOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY AMENDMENTS THERETO AND ANY OTHER DOCUMENTS FILED BY PBAX WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION OR INCORPORATED BY REFERENCE THEREIN IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION.

The definitive proxy statement/final prospectus will be mailed to stockholders of PBAX as of a record date to be established for voting on the proposed business combination. Additionally, PBAX will file other relevant materials with the SEC in connection with the proposed business combination. Copies of the Registration Statement, the definitive proxy statement/final prospectus and all other relevant materials for the proposed business combination filed or that will be filed with the SEC may be obtained, when available, free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by PBAX may be obtained, when available, free of charge from PBAX at www.phoenixbiotechacquisitioncorp.com. PBAX stockholders may also obtain copies of the proxy statement/prospectus, when available, without charge, by directing a request to PBAX’s Secretary at Phoenix Biotech Acquisition Corp., 2201 Broadway, Suite 705, Oakland, CA 94612, Attention: Secretary.

No Offer or Solicitation

This press release is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The proposed business combination will be implemented solely pursuant to the Business Combination Agreement, by and between PBAX, Merger Sub and Intrinsic, dated October 30, 2022, and filed as Exhibit 2.1 to the Current Report on Form 8-K filed by PBAX on October 31, 2022, which contains the full terms and conditions of the proposed business combination.

Participants in Solicitation

This press release may be deemed solicitation material in respect of the proposed business combination. PBAX and Intrinsic and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies from PBAX’s stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed business combination of PBAX’s directors and officers in PBAX’s filings with the SEC, including PBAX’s initial public offering prospectus, which was filed with the SEC on October 8, 2021, PBAX’s subsequent annual report on Form 10-K and quarterly reports on Form 10-Q. To the extent that holdings of PBAX’s securities by insiders have changed from the amounts reported therein, any such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to PBAX’s stockholders in connection with the business combination will be included in the proxy statement/prospectus relating to the proposed business combination when it becomes available. You may obtain free copies of these documents, when available, as described in the preceding paragraphs.

Forward-Looking Statements

All statements other than statements of historical facts contained in this press release are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the financial position, business strategy and the plans and objectives of management for future operations including as they relate to the proposed business combination and related transactions, pricing and market opportunity, the satisfaction of closing conditions to the proposed business combination and related transactions, the level of redemptions by PBAX’s public stockholders and the timing of the completion of the proposed business combination, including the anticipated closing date of the proposed business combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Intrinsic’s and PBAX’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from such assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of Intrinsic and PBAX.

These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination, or that the approval of the stockholders of PBAX is not obtained; (iii) the ability to maintain the listing of the combined company’s securities on the stock exchange; (iv) the inability to complete any private placement financing, the amount of any private placement financing or the completion of any private placement financing with terms unfavorable to you; (v) the risk that the proposed business combination disrupts current plans and operations of PBAX or Intrinsic as a result of the announcement and consummation of the proposed business combination and related transactions; (vi) the risk that any of the conditions to closing of the business combination are not satisfied in the anticipated manner or on the anticipated timeline or are waived by any of the parties thereto; (vii) the failure to realize the anticipated benefits of the proposed business combination and related transactions; (viii) risks relating to the uncertainty of the costs related to the proposed business combination; (ix) risks related to the rollout of Intrinsic’s business strategy and the timing of expected business milestones; (x) the effects of competition on Intrinsic’s future business and the ability of the combined company to grow and manage growth, establish and maintain relationships with customers and healthcare professionals and retain its management and key employees; (xi) risks related to domestic and international political and macroeconomic uncertainty, including the Russia-Ukraine conflict; (xii) the outcome of any legal proceedings that may be instituted against PBAX, Intrinsic or any of their respective directors or officers, following the announcement of the proposed business combination; (xiii) the amount of redemption requests made by PBAX’s public stockholders; (xiv) the ability of PBAX to issue equity, if any, in connection with the proposed business combination or to otherwise obtain financing in the future; (xv) the impact of the global COVID-19 pandemic and governmental responses on any of the foregoing risks; (xvi)

risks related to biotechnology, industry and regulations; (xvii) changes in laws and regulations; and (xviii) those factors discussed in PBAX’s Annual Report on Form 10-K for the year ended December 31, 2021, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, in each case, under the heading “Risk Factors,” and other documents of PBAX to be filed with the SEC, including the proxy statement / prospectus. If any of these risks materialize or PBAX’s or Intrinsic’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither PBAX nor Intrinsic presently know or that PBAX and Intrinsic currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect PBAX’s, and Intrinsic’s expectations, plans or forecasts of future events and views as of the date of this press release. PBAX, and Intrinsic anticipate that subsequent events and developments will cause PBAX’s and Intrinsic’s assessments to change. However, while PBAX, and Intrinsic may elect to update these forward-looking statements at some point in the future, each of PBAX, and Intrinsic specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing PBAX’s and Intrinsic’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts:

Investors:

Scott Arnold

CORE IR

scotta@coreir.com

Media:

Molly Meller

Ericho Communications

molly@erichopr.com

929-244-3923